UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 31, 2010

Cloud Peak Energy Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-3088162
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 31, 2010, Cloud Peak Energy Resources LLC (“CPE Resources”), of which Cloud Peak Energy Inc. is the sole managing member, delivered 2009 CPE Resources financial information (the “2009 CPE Resources Financial Information”) pursuant to the requirements of the following agreements: (1) Indenture, dated as of November 25, 2009 (the “Indenture”), by and among CPE LLC (and its subsidiaries listed on the signature page), Cloud Peak Energy Finance Corp., Wilmington Trust Company and Citibank, N.A.; (2) Credit Agreement, dated as of November 25, 2009 (the “Credit Agreement”), by and among CPE LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association; and (3) Third Amended and Restated Limited Liability Company Agreement of Cloud Peak Energy Resources LLC, dated as of November 19, 2009 (the “LLC Agreement”), by and among Cloud Peak Energy Inc., Rio Tinto Energy America Inc. and Kennecott Management Services Company.  A copy of the 2009 CPE Resources Financial Information is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

For the complete terms and conditions of the Indenture, Credit Agreement and LLC Agreement, refer to the Forms 8-K filed by Cloud Peak Energy Inc. with the Securities and Exchange Commission, dated November 25, 2009 and November 19, 2009, respectively.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A “Risk Factors” of our most recent Form 10-K and any updates thereto in our Forms 10-Q. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Form 8-K, including Exhibit 99.1 hereto, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Furnished 2009 Cloud Peak Energy Resources LLC Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

	By:	/s/ Amy J. Stefonick
Name: Amy J. Stefonick
Title: Corporate Secretary

Date: March 31, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Furnished 2009 Cloud Peak Energy Resources LLC Financial Information